EXHIBIT 4.3

          Agreement of Merger dated as of May 20, 1996 by and among the Company, Old WellPoint, Western Health Partnerships and Western foundation for Health Improvement (Filed as Exhibit 3.3 to the Company's
         Current Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).